Exhibit 99.1

DATE: June 8, 2010

FOR IMMEDIATE RELEASE

Eastern Insurance Holdings Announces Upgrade of Its Subsidiary

Eastern Alliance Insurance Group’s Financial Strength Rating to A (Excellent)

Lancaster, PA. Eastern Alliance Insurance Group (“EAIG”), a domestic casualty insurance group specializing in workers’ compensation and a member of Eastern Insurance Holdings, Inc. (“EIHI”) (NASDAQ: EIHI) today announced that A.M. Best Company upgraded its financial strength rating to A (“Excellent”) from A–. EAIG’s rating has a stable outlook.

“The upgrade in our A.M. Best Company financial strength rating is evident of our top performing workers’ compensation insurance operational and financial results and validates the successful execution of our strategic business plans, the foundations of which are based on strong relationships with our partner agents and their customers,” said Bruce Eckert, Chief Executive Officer of EIHI. “I was particularly pleased with this achievement considering the challenging market conditions and economic uncertainties that face the insurance industry today.”

“Achieving the ‘A’ rating positions EAIG to compete for additional customers in our existing underwriting markets while continuing to expand our products, services and agency partners into additional territories,” said Eckert.

In upgrading EAIG to an A, A.M. Best recognized its “strong operating results, excellent capitalization, conservative reserving practices, and the financial flexibility afforded by EAIG’s publicly traded parent, Eastern Insurance Holdings, Inc.” A.M. Best’s rating rationale stated that the rating outlook reflected EAIG’s “prudent operating strategy, focused underwriting initiatives and aggressive claims management which have contributed to strong earnings over the long term.”

Founded in 1997, EAIG specializes in providing workers’ compensation products and services to businesses and self-insured clients. EAIG distributes its products through independent insurance agencies and has service offices in Pennsylvania, North Carolina, Indiana, and Tennessee. EAIG’s Web address is www.eains.com.

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a domestic accident and life insurance company, a third-party claims administration company and a specialty reinsurance company. EIHI’s Web address is www.easterninsuranceholdings.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other similar terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. No assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes; a failure to realize our growth strategies and investment objectives; the further deterioration in the fixed income and equity security markets, the effects of intense competition; the loss of one or more principal employees; the geographic concentration of our business; the failure of independent insurance brokers to adequately market our products; and other factors described in our filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

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SOURCE:	Eastern Insurance Holdings, Inc.
CONTACT:	Kevin Shook, Treasurer and Chief Financial Officer, 717.735.1660, kshook@eains.com